                                                                   EXHIBIT 10.16



                      SECOND AMENDMENT TO CREDIT AGREEMENT


         THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of October 1, 2002 by and among LIFEPOINT HOSPITALS HOLDINGS, INC. (the "Borrower"); the financial institutions which are now, or in accordance with
SECTION 10.6 of the Credit Agreement (hereinafter described) hereafter, parties to the Credit Agreement hereto by execution of the signature pages to the Credit Agreement or otherwise (collectively, the "Lenders" and each individually, a "Lender"); FLEET NATIONAL BANK, as administrative agent ("Administrative Agent"), for the Lenders (in such capacity as Administrative Agent, together with its successors and assigns in such capacity, the "Agent"); CREDIT LYONNAIS NEW YORK BRANCH and SUNTRUST BANK, as co-documentation agents (in such capacity, together with their successors and assigns in such capacity, the "Documentation Agents"); and DEUTSCHE BANK ALEX. BROWN INC. and BANK OF AMERICA, N.A., as co-syndication agents (in such capacity, together with their successors and assigns in such capacity, the "Syndication Agents").

                                    RECITALS

         A. The Borrower, the Lenders, the Agent, the Syndication Agents and the Documentation Agents are parties to an Amended and Restated Credit Agreement dated as of June 19, 2001, as amended pursuant to the First Amendment to Credit Agreement dated as of April 30, 2002 (the "Credit Agreement"). Capitalized terms used herein without definition have the meanings assigned to them in the Credit Agreement.

         B. The Borrower has requested that the Credit Agreement be amended to accommodate certain proposed transactions.

         C. The Lenders signing below are willing to consent to such request on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

I. AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction of each of the conditions set forth herein, the Credit Agreement is hereby amended as follows:

         A. DEFINITIONS. Section 1.1 of the Credit Agreement is amended as follows:

                  1. By inserting the following new definitions in alphabetical order:

                          "Ambulatory Surgery Subsidiaries": together, the
                  Cumberland Ambulatory Surgery Center and the Western Plains Ambulatory Surgery Subsidiary.

                           "Western Plains Ambulatory Surgery Subsidiary": the
                  proposed Subsidiary of a Subsidiary Guarantor to be named 'Western Plains Surgery Center, L.P.' which shall own or lease and operate an ambulatory surgery center in Dodge City, Kansas (and related facilities), adjacent to Western Plains Regional Hospital and such Loan Party's related Investment therein (satisfactory to the Required Lenders) for a 100% interest in such Subsidiary.

                           "Western Plains Buyout": as defined in Section
                  7.8(f).

                  2. By amending the definitions of "Cumberland Ambulatory Surgery Subsidiary" and "Subsidiary Guarantor" to read as follows:

                           "Cumberland Ambulatory Surgery Subsidiary": the
                  proposed Subsidiary of a Subsidiary Guarantor to be named 'Cumberland Surgery Center, L.P.' which shall own or lease and operate an ambulatory surgery center in Somerset, KY (and related facilities) adjacent to Lake Cumberland Hospital in accordance with the description thereof set forth in Schedule 7.8(e).

                           "Subsidiary Guarantor": each direct and indirect
                  Subsidiary of Borrower, excluding the Ambulatory Surgery Subsidiaries, unless, in either case, such Subsidiary shall become wholly owned by Borrower or any of its wholly owned Subsidiaries. Notwithstanding the foregoing, it is understood and agreed that the Western Plains Ambulatory Surgery Subsidiary is being formed as a wholly owned Subsidiary of the Existing Joint Venture, in anticipation of the issuance of Equity Interests in such Subsidiary to physicians practicing at Western Plains Regional Hospital and shall therefore not initially be deemed a Subsidiary Guarantor. However, if such Ambulatory Surgery Subsidiary shall remain wholly owned as of September 30, 2003 it shall thereafter be deemed to be a Subsidiary Guarantor for all purposes hereof, including without limitation Section 6.11.

         B. NEW SUBSIDIARIES.Section 6.11 of the Credit Agreement is amended by deleting clause (iii) thereof (preceding subclause (A)), and substituting therefor: "(iii) cause such new Subsidiary which is a Subsidiary Guarantor".

         C. DISPOSITION OF EQUITY INTERESTS. Section 7.5(e) of the Credit Agreement is amended to read in its entirety as follows:

                  "(e) provided that no Event of Default exists at the time or would result therefrom, the Disposition of up to 49% of the Equity Interests in either or both of the Ambulatory Surgery Subsidiaries (calculated on a fully diluted basis), provided the Borrower, directly or indirectly, still holds no less than 51% of the Equity Interests in each such Subsidiary;"

         D. PERMITTED INVESTMENTS. Section 7.8 of the Credit Agreement is amended as follows:

                  1. By deleting paragraphs (f) and (h) thereof and substituting the following:

                           "(f)     the repurchase of the Equity Interests in
                  the Existing Joint Venture held by Dodge City Outpatient Surgical Facility, Inc. (representing the limited partner's entire 30% interest therein), for an aggregate purchase price not exceeding $27,000,000 (the "Western Plains Buyout") and, as to Borrower and its other Subsidiaries, additional Investments after June 19, 2001 in joint ventures which are Subsidiaries but not Subsidiary Guarantors in an aggregate amount not exceeding $10,000,000;"

                           "(h)     Investments by Borrower or any of its
                  Subsidiaries in Borrower or any Person that, prior to such Investment, is a Subsidiary Guarantor;"

                  2. By deleting the word "and" where it appears after paragraph
         (r) thereof, by adding the following new paragraph (s) and by relettering the existing paragraph (s) as paragraph (t):

                           "(s) the proposed Investment in the Western Plains
                  Ambulatory Surgery Subsidiary (which will be formed as a wholly owned Subsidiary of the Existing Joint Venture but will be deemed a Subsidiary Guarantor only under the circumstances described in the definition of such term set forth in Section 1.1); and"

         E. EXISTING JOINT VENTURE TO BE WHOLLY OWNED. The Credit Agreement is further amended to reflect the Dodge City Buyout, after which the Existing Joint Venture will be a wholly owned Subsidiary of Borrower, as follows:

                  1. By deleting from Section 5.14 the phrase "with the exception of the Existing Joint Venture (in which Borrower indirectly holds the majority interests set forth in Schedule 5.14(b)),".

                  2. By deleting the last phrase of Section 5.15 referencing the Existing Joint Venture.

                  3. By deleting the words "the Existing Joint Venture or any other " from Sections 7.2(b) and 7.2(i) (wherever such words appear) and substituting therefor the word "any".

                  4. By the deleting the words "the Existing Joint Venture or to any other " from Sections 7.4 and 7.6 (wherever such words appear) and substituting therefor the word "any".

         F. NO FURTHER AMENDMENTS. Except as specifically amended hereby, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect.

         G. EFFECTIVE DATE. The foregoing amendments of the Credit Agreement shall be effective simultaneously with the consummation of the Dodge City Buy-Out.

II. REFERENCES IN SECURITY DOCUMENTS; CONFIRMATION OF SECURITY. All references to the "Credit Agreement" in all Security Documents, and in any other Loan Documents shall, from and after the date hereof, refer to the Credit Agreement, as amended by this Amendment, and all obligations of the Loan Parties under the Loan Documents shall be secured by and be entitled to the benefits of said Security Documents and such other Loan Documents. All Security Documents heretofore executed by any of the Loan Parties shall remain in full force and effect and, by the Borrower's signature hereto and each other Loan Party's consent hereto, such Security Documents are hereby ratified and affirmed.

III. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BORROWER. The Borrower hereby represents and warrants to, and covenants and agrees with, the Lenders that:

         A. The execution and delivery of this Amendment has been duly authorized by all requisite company action on the part of the Borrower.

         B. The representations and warranties of each of the Loan Parties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of this Amendment as though made at and as of such date. Since the Closing Date, no event or circumstance has occurred or existed which could reasonably be expected to have a Material Adverse Effect. As of the date hereof and after giving effect to this Amendment, no Default has occurred and is continuing.

         C. No Loan Party is required to obtain any consent, approval or authorization from, or to file any declaration or statement with, any governmental instrumentality or other agency or any other person or entity in connection with or as a condition to the execution, delivery or performance of this Amendment.

         D. This Amendment constitutes the legal, valid and binding obligation of each Loan Party signatory hereto, enforceable against it in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights and remedies of creditors generally or the application of principles of equity, whether in any action at law or proceeding in equity, and subject to the availability of the remedy of specific performance or of any other equitable remedy or relief to enforce any right thereunder.

         E.       The Borrower will satisfy all of the conditions set forth in
SECTION IV.

IV. CONDITIONS. The willingness of the Agent and the Lenders to amend the Credit Agreement as provided above is subject to the following conditions precedent and subsequent:

         A. The Borrower shall have executed and delivered to the Agent (or shall have caused to be executed and delivered to the Agent by the appropriate persons) the following:

                  1.       On or before the date hereof:

                           (a)      This Amendment;

                           (b) The Consent and Confirmation of Security of Parent and the Consent and Confirmation of Security of Subsidiaries attached hereto; and

                           (c) True and complete copies of any required stockholders' and/or directors' consents and/or resolutions, authorizing the execution and delivery of this Amendment, certified by the Secretary of the Borrower.

                  2. Such other supporting documents and certificates as the Agent or its counsel may reasonably request within the time period(s) reasonably designated by the Agent or its counsel.

         B. All legal matters incident to the transactions hereby contemplated shall be reasonably satisfactory to the Agent's counsel.

V.       MISCELLANEOUS.

         A. As provided in the Credit Agreement, the Borrower agrees to reimburse the Agent upon demand for all reasonable fees and disbursements of counsel to the Agent incurred in connection with the preparation of this Amendment.

         B. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

         C. This Amendment may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, all of which counterparts shall together constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as an in-hand delivery of an original executed counterpart hereof.

                    [The next pages are the signature pages.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as a sealed instrument by their duly authorized representatives, all as of the day and year first above written.


                                    LIFEPOINT HOSPITALS HOLDINGS, INC.



                                    By:
                                       --------------------------------
                                       Name:
                                            ---------------------------
                                       Title:
                                             --------------------------


                                    FLEET NATIONAL BANK,
                                    as Administrative Agent and a Lender



                                    By:
                                       --------------------------------
                                       Name:
                                            ---------------------------
                                       Title:
                                             --------------------------


                                    BANK OF AMERICA, N.A.,
                                    as Co-Syndication Agent and a Lender



                                    By:
                                       --------------------------------
                                       Name:
                                            ---------------------------
                                       Title:
                                             --------------------------


                                    DEUTSCHE BANK SECURITIES INC.,
                                    as Co-Syndication Agent



                                    By:
                                       --------------------------------
                                       Name:
                                            ---------------------------
                                       Title:
                                             --------------------------


                                    CREDIT LYONNAIS NEW YORK BRANCH,
                                    as Co-Documentation Agent and a Lender



                                    By:
                                       --------------------------------
                                       Name:
                                            ---------------------------
                                       Title:
                                             --------------------------


                             (signatures continued)

                                              Signature Page to Second Amendment

                                    SUNTRUST BANK,
                                    as Co-Documentation Agent and a Lender



                                    By:
                                       --------------------------------
                                       Name:
                                            ---------------------------
                                       Title:
                                             --------------------------


                                    DEUTSCHE BANK TRUST COMPANY
                                    AMERICAS,
                                    as a Lender



                                    By:
                                       --------------------------------
                                       Name:
                                            ---------------------------
                                       Title:
                                             --------------------------



                                    By:
                                       --------------------------------
                                       Name:
                                            ---------------------------
                                       Title:
                                             --------------------------


                                    CREDIT SUISSE FIRST BOSTON,
                                    as a Lender



                                    By:
                                       --------------------------------
                                       Name:
                                            ---------------------------
                                       Title:
                                             --------------------------



                                    By:
                                       --------------------------------
                                       Name:
                                            ---------------------------
                                       Title:
                                             --------------------------


                                    FIRSTAR BANK, N.A.,
                                    as a Lender



                                    By:
                                       --------------------------------
                                       Name:
                                            ---------------------------
                                       Title:
                                             --------------------------


                             (signatures continued)

                                              Signature Page to Second Amendment

                                    NATIONAL CITY BANK OF KENTUCKY,
                                    as a Lender



                                    By:
                                       --------------------------------
                                       Name:
                                            ---------------------------
                                       Title:
                                             --------------------------


                                    MERRILL LYNCH CAPITAL CORPORATION,
                                    as a Lender



                                    By:
                                       --------------------------------
                                       Name:
                                            ---------------------------
                                       Title:
                                             --------------------------


                                    GENERAL ELECTRIC CAPITAL CORPORATION,
                                    as a Lender



                                    By:
                                       --------------------------------
                                       Name:
                                            ---------------------------
                                       Title:
                                             --------------------------










                                              Signature Page to Second Amendment

                 CONSENT AND CONFIRMATION OF SECURITY OF PARENT

         The undersigned, LIFEPOINT HOSPITALS, INC., which owns all of the issued and outstanding equity interests in the Borrower, hereby joins in the execution of the foregoing Second Amendment to Credit Agreement dated as of October 1, 2002 (the "Amendment") to which this Consent is attached (1) to confirm its consent to all of the transactions contemplated by the Amendment, and (2) to confirm and ratify its Amended and Restated Guarantee Agreement and Security Agreement entered into as required under such Credit Agreement and dated as of June 19, 2001 in favor of the Agent and the Lenders which remains in full force and effect.

                                    LIFEPOINT HOSPITALS, INC.



                                    By:
                                       ------------------------------
                                       Name:
                                            -------------------------
                                       Title:
                                             ------------------------

              CONSENT AND CONFIRMATION OF SECURITY OF SUBSIDIARIES

         Each of the undersigned Subsidiaries of the Borrower hereby joins in the execution of the foregoing Second Amendment to Credit Agreement dated as of October 1, 2002 (the "Amendment") to which this Consent and Confirmation of Security of Subsidiaries is attached (1) to confirm its consent, to the extent required, to all of the transactions contemplated by the Amendment, and (2) to confirm and ratify, as applicable, its Amended and Restated Guarantee and Security Agreement entered into as required under such Credit Agreement and dated as of June 19, 2001 with the Agent, on behalf of the Lenders, or its Guarantee and Pledge Agreement entered into under such Credit Agreement and dated as of July 30, 2001, each of which remain in full force and effect with respect to all of the Borrower Obligations and Grantor Obligations (as defined therein).

                                    AMERICA GROUP OFFICES, LLC
                                    AMERICA MANAGEMENT COMPANIES, LLC
                                    AMG-CROCKETT, LLC
                                    AMG-HILCREST, LLC
                                    AMG-HILLSIDE, LLC
                                    AMG-LIVINGSTON, LLC
                                    AMG-LOGAN, LLC
                                    AMG-SOUTHERN TENNESSEE, LLC
                                    AMG-TRINITY, LLC
                                    ASHLEY VALLEY MEDICAL CENTER, LLC
                                    ASHLEY VALLEY PHYSICIAN PRACTICE, LLC
                                    ATHENS PHYSICIAN PRACTICE, LLC
                                    ATHENS REGIONAL MEDICAL CENTER, LLC
                                    BARROW MEDICAL CENTER, LLC
                                    BARTOW HEALTHCARE PARTNER, INC.
                                    BARTOW HEALTHCARE SYSTEM LTD
                                    BARTOW MEMORIAL LIMITED PARTNER, LLC
                                    BOURBON COMMUNITY HOSPITAL, LLC
                                    BOURBON PHYSICIAN PRACTICE, LLC
                                    BUFFALO TRACE RADIATION ONCOLOGY
                                      ASSOCIATES, LLC
                                    CASTLEVIEW HOSPITAL, LLC
                                    CASTLEVIEW MEDICAL, LLC
                                    CASTLEVIEW PHYSICIAN PRACTICE, LLC
                                    COMMUNITY HOSPITAL OF ANDALUSIA, INC.
                                    COMMUNITY MEDICAL, LLC
                                    CROCKETT HOSPITAL, LLC
                                    CROCKETT PHO, LLC
                                    DODGE CITY HEALTHCARE GROUP, L.P.
                                    DODGE CITY HEALTHCARE PARTNER, INC.


                             (signatures continued)

                                    GEORGETOWN COMMUNITY HOSPITAL, LLC
                                    GEORGETOWN REHABILITATION, LLC
                                    HALSTEAD HOSPITAL, LLC
                                    HCK LOGAN MEMORIAL, LLC
                                    HDP ANDALUSIA, LLC
                                    HDP GEORGETOWN, LLC
                                    HILLSIDE HOSPITAL, LLC
                                    HST PHYSICIAN PRACTICE, LLC
                                    HTI GEORGETOWN, LLC
                                    HTI PINELAKE, LLC
                                    INTEGRATED PHYSICIAN SERVICES, LLC
                                    KANSAS HEALTHCARE MANAGEMENT
                                      COMPANY, INC.
                                    KANSAS HEALTHCARE MANAGEMENT
                                      SERVICES, LLC
                                    KENTUCKY HOSPITAL, LLC
                                    KENTUCKY MEDSERV, LLC
                                    KENTUCKY MSO, LLC
                                    KENTUCKY PHYSICIANS SERVICES, INC.
                                    LAKE CUMBERLAND REGIONAL HOSPITAL,
                                      LLC
                                    LAKE CUMBERLAND REGIONAL PHYSICIAN
                                      HOSPITAL ORGANIZATION, LLC
                                    LANDER VALLEY MEDICAL CENTER, LLC
                                    LHSC, LLC
                                    LIFEPOINT ASSET MANAGEMENT COMPANY,
                                      INC.
                                    LIFEPOINT CORPORATE SERVICES, GENERAL
                                      PARTNERSHIP
                                    LIFEPOINT CSGP, LLC
                                    LIFEPOINT CSLP, LLC
                                    LIFEPOINT HOLDINGS 2, LLC
                                    LIFEPOINT HOLDINGS 3, INC.
                                    LIFEPOINT OF GAGP, LLC
                                    LIFEPOINT OF GEORGIA, LIMITED
                                      PARTNERSHIP
                                    LIFEPOINT OF KENTUCKY, LLC
                                    LIFEPOINT OF LAKE CUMBERLAND, LLC
                                    LIFEPOINT MEDICAL GROUP-HILLSIDE, INC.
                                    LIFEPOINT RC, INC.
                                    LIVINGSTON REGIONAL HOSPITAL, LLC
                                    LOGAN MEDICAL, LLC


                             (signatures continued)

                                    LOGAN MEMORIAL HOSPITAL, LLC
                                    LOGAN PHYSICIAN PRACTICE, LLC
                                    MEADOWVIEW PHYSICIAN PRACTICE, LLC
                                    MEADOWVIEW REGIONAL MEDICAL CENTER,
                                      LLC
                                    MEADOWVIEW RIGHTS, LLC
                                    PINELAKE PHYSICIAN PRACTICE, LLC
                                    PINELAKE REGIONAL HOSPITAL, LLC
                                    POITRAS PRACTICE, LLC
                                    PUTNAM COMMUNITY MEDICAL CENTER, LLC
                                    PUTNAM DIAGNOSTIC IMAGING CENTER, LLC
                                    R. KENDALL BROWN PRACTICE, LLC
                                    RIVERTON MEMORIAL HOSPITAL, LLC
                                    RIVERTON PHYSICIAN PRACTICES, LLC
                                    RIVERVIEW MEDICAL CENTER, LLC
                                    SELECT HEALTHCARE, LLC
                                    SILETCHNIK PRACTICE, LLC
                                    SMITH COUNTY MEMORIAL HOSPITAL, LLC
                                    SOMERSET SURGERY PARTNER, LLC
                                    SOUTHERN TENNESSEE EMS, LLC
                                    SOUTHERN TENNESSEE MEDICAL CENTER, LLC
                                    SOUTHERN TENNESSEE PHO, LLC
                                    SPRINGHILL MEDICAL CENTER, LLC
                                    SPRINGHILL MOB, LLC
                                    SPRINGHILL PHYSICIAN PRACTICE LLC
                                    THM PHYSICIAN PRACTICE, LLC
                                    VILLE PLATTE MEDICAL CENTER, LLC
                                    WESTERN PLAINS REGIONAL HOSPITAL, LLC
                                    WOODFORD HOSPITAL, LLC
                                    [Add any subsequent guarantor(s)]



                                    By:
                                       ----------------------------------
                                       Name:
                                            -----------------------------
                                       Title:
                                             ----------------------------
                                    (duly authorized signatory as to all)